PARTIAL DEBT SETTLEMENT AGREEMENT

This   PARTIAL   DEBT   SETTLEMENT   AGREEMENT   (this   "Agreement")   is   dated

January  9,  2017  (the  “Effective  Date”),  by   and  between  EMA  Financial,  LLC  (“HOLDER”),  a

Delaware  limited  liability company,  and  Clean Energy Technologies,  Inc.,  a Nevada  corporation

(“CETY”).

R E C I T A L S:

WHEREAS,  CETY  issued  a  convertible  promissory  note  in  the  principal  amount  of

$87,500.00 to the HOLDER (the “Note”) on or about June 6, 2016; and

WHEREAS,  as of the  Effective  Date,  the Note is  currently outstanding  in  the amount  of

$87,059.26   (the   “Total  Balance”),   consisting   of   $80,762.40   of   principal   and   $6,296.86   of

accrued  interest;

WHEREAS,  HOLDER  and  CETY  desire  to  settle  a  $60,941.49  portion  of  the  Total

Balance (the “Settlement  Amount”),  as further provided  herein.

NOW,  THEREFORE,  in  consideration  of  the  premises  and  of the  terms  and  conditions herein contained, the parties mutually agree as follows:

1.  Partial Repayment of Note.

1.1

Settlement  Price.   CETY  and  HOLDER  agree  to  settle  the Settlement  Amount,  in exchange  for  CETY’s  payment  of  $97,506.38  (the  “Purchase  Price”)  to  the  HOLDER  pursuant

to the  wiring  instructions set  forth in Exhibit  “A”  attached  hereto.   If the Purchase Price does not

clear  into  HOLDER’s  bank  account  on  or  before  close  of  business  on  January  12,  2017  (the

“Deadline”),  then  this  Agreement  shall  be  null  and  void  at  the  sole  discretion  of  the  HOLDER,

the  Total  Balance  shall  automatically  be  multiplied  by  125%  (for  the  avoidance  of  doubt,  such penalty  shall  be  added  to  the  Total  Balance  even  if  the  HOLDER  declares  the  Agreement  null and  void),  and  the  HOLDER  shall  retain  all  rights  under  the  Note  with  respect  to  the  Total

Balance  and  penalty.   Upon  clearing  of the  Purchase  Price  into  HOLDER’s  bank  account  by the

Deadline,  the  Settlement  Amount  shall  be  deemed  satisfied  in  full.   The  difference  of  the  Total

Balance   minus   the   Settlement   Amount,   totaling   $26,117.77   (the   “Remainder   Amount”)

(consisting   of   $24,228.72   of   principal   and   $1,889.05   of   accrued   interest),   shall   remain

outstanding  under  the  Note  pursuant  to  the  terms  therein.   No  provision  of this  Agreement  shall

be  construed  to  reduce  or  hinder  the  HOLDER’s  rights  under  the  Note  with  respect  to  the

Remainder  Amount,  including  but  not  limited  to  HOLDER’s right  to  effectuate conversion(s)  of the Remainder Amount.

2.   Representations and Warranties of CETY.

2.1

Authorization.     The   execution,   delivery   and   performance   by   CETY   of   this

Agreement   and   the   performance   of   all   of   CETY’s   obligations   hereunder   have   been   duly

authorized  by  all  necessary  corporate  action,  and  this  Agreement  has  been  duly  executed  and

delivered  by  CETY.    This  Agreement  constitutes  the  valid  and  binding  obligation  of  CETY

enforceable  in  accordance  with  its  terms.    The  execution  and  performance  of  the  transactions

contemplated  by  this  Agreement  and  compliance  with  its  provisions  by  CETY  will  not  conflict with  or  result  in  any  breach  of  any  of  the  terms,  conditions,  or  provisions  of,  or  constitute  a default  under,  its  Certificate  of  Incorporation  or  Bylaws  or  any  agreement  to  which  CETY  is  a party or by which it  or any of its properties is bound.

2.3

Binding  Obligation.   Assuming  the due execution  and  delivery of this Agreement,

this  Agreement  constitutes the  valid  and  binding  obligation of  CETY,  enforceable against  CETY in accordance with its terms.

3.  Representations and Warranties of the  HOLDER.

3.1

Authorization.    The  HOLDER  has  full  power  and  authority  to  enter  into  this

Agreement,   to   perform   its   obligations   hereunder   and   thereunder   and   to   consummate   the

transactions  contemplated  hereby  and  thereby.  This  Agreement  constitutes  a  valid  and  legally binding obligation of the HOLDER, enforceable in accordance with the  terms.

4.   Miscellaneous.

4.1

No  Third  Party  Beneficiaries.    This  Agreement  shall  not  confer  any  rights  or

remedies  upon  any  person  other  than  the  parties  and  their  respective  successors  and  permitted assigns.

4.2

Entire  Agreement.   This  Agreement  (including  the  documents  referred  to  herein)

constitutes  the  entire  agreement  among  the  parties  and  supersedes  any  prior  understandings,

agreements,  or  representations  by or  among  the  parties,  written or oral,  to  the  extent  they related in any way to the subject  matter hereof.

4.3

Counterparts.   This agreement  may be executed  in  one or  more counterparts,  each of which shall  be  deemed  an original,  but  all of which together  shall constitute one and  the same instrument.

4.4

Governing   Law.     This   Agreement   shall   be   governed   by   and   construed   in

accordance with the  laws of the State of New York (without regard to conflict of laws).

4.5

No  Amendments.    No  amendment  of  any  provision  of  this  Agreement  shall  be valid unless the same shall be  in writing and signed  by the HOLDER and CETY.

4.6

Severability.     Any   term   or   provision   of   this   Agreement   that   is   invalid   or

unenforceable  in  any  situation  in  any  jurisdiction  shall  not  affect  the  validity or  enforceability of the  remaining  terms  and  provisions  hereof or the  validity or  enforceability  of the  offending  term or provision in any other situation or in any other jurisdiction.

4.7

Costs.   Each  party  will  bear  the  costs  and  expenses  incurred  by  it  in  connection with this Agreement  and the transaction contemplated thereby.

Partial Debt Settlement Agreement  – CETY, T1, 2017-01-09

4.8

Survival  of  Terms.    Except  as  provided  in  this  Agreement,  all  representations,

warranties  and  covenants  contained  in  this  Agreement  or  in  any  certificates  or other  instruments delivered  by  or  on  behalf  of  the  parties  hereto  shall  be  continuous  and  survive  the  execution  of this Agreement.

4.9

Non-Assignment.    This  Agreement  and  the  obligations  hereunder  shall  not  be assignable.

4.10

Notices.  Notices hereunder shall be given only by personal delivery, registered or certified  mail,  return  receipt  requested,  overnight  courier  service,  facsimile,  or  electronic  mail,

and  shall  be  deemed  transmitted  when personally  delivered,  deposited  in  the  mail,  delivered  to  a courier  service,  transmitted  by  facsimile,  or  transmitted  by  electronic  mail  (as  the  case  may  be),

postage  or  charges  prepaid  (if  applicable),  and  addressed  to  the  particular  party to  whom  the notice  is to  be sent.

4.11     Headings.    The  headings  used  in  this  Agreement  are  for  convenience  only  and shall not by themselves determine the  interpretation, construction or meaning of this Agreement.

4.12     Attorneys’  Fees  and  Costs.    In  the  event  any  party  to  this  Agreement  shall  be required  to  initiate  legal  proceedings  to  enforce  performance  of  any  term  or  condition  of  this

Agreement,  including,  but  not  limited  to,  the  interpretation  of  any  term  or  provision  hereof,  the payment  of  moneys  or  the  enjoining  of  any  action  prohibited  hereunder,  the  prevailing  party

shall  be  entitled  to   recover   such  sums   in  addition  to   any  other  damages  or  compensation

received,  as  will  reimburse  the  prevailing  party  for  reasonable  attorneys’  fees  and  court  costs

incurred    on    account    thereof   (including,    without    limitation,    the    costs    of   any    appeal)

notwithstanding the nature of the claim or cause of action asserted by the prevailing party.

IN  WITNESS  WHEREOF,  the  HOLDER  and  CETY  have  caused  this  Agreement  to  be executed as of the Effective Date.

HOLDER:

EMA FINANCIAL, LLC

By: _____________________________

Name: Jamie Beitler

Title:  Authorized Signatory

THE ISSUER:

CLEAN ENERGY TECHNOLOGIES, INC.

By: _____________________________

Name:  Kambiz Mahdi

Title: Chief Executive Officer

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Partial Debt Settlement Agreement  – CETY, T1, 2017-01-09